[LEHMAN BROTHERS LOGO]                                       [UBS WARBURG LOGO]

                                LB-UBS COMMERCIAL
                             MORTGAGE TRUST 2002-C1
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2002-C1


                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.26 BILLION


LEHMAN BROTHERS                                                   UBS WARBURG
                                 SALOMON SMITH BARNEY

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES.

TABLE OF CONTENTS
================================================================================


I.   TRANSACTION HIGHLIGHTS
-------------------------------------------------------------------------------
II.   STRUCTURAL HIGHLIGHTS
-------------------------------------------------------------------------------
III.  COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
IV.   SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------
V.    SUMMARY POINTS
-------------------------------------------------------------------------------
VI.   INVESTOR REPORTING
-------------------------------------------------------------------------------
VII.  TIMELINE
-------------------------------------------------------------------------------

TRANSACTION HIGHLIGHTS
================================================================================


Initial Mortgage Pool Balance:       Approximately $1.26 billion

Public Certificates:                 Approximately $1.14 billion

Private Certificates:*               Approximately $119.76 million
                                     *  The Private Certificates are not
                                        offered hereby.

Co-Lead Manager/Sole Book Runner:    Lehman Brothers, Inc.

Co-Lead Manager:                     UBS Warburg LLC

Co-Manager:                          Salomon Smith Barney Inc.

Rating Agencies:                     Standard & Poors, a division of The
                                     McGraw-Hill Companies, Inc.
                                     ("S&P") and Moody's Investors
                                     Service, Inc. ("Moody's")

Trustee:                             LaSalle Bank National Association

Fiscal Agent:                        ABN AMRO Bank N.V.

Master Servicer:                     First Union National Bank

Special Servicer:                    Lennar Partners, Inc.

TRANSACTION HIGHLIGHTS
================================================================================

Cut-Off Date:                   March 11, 2002

Determination Date:             11th day of each month or if such day is
                                not a business day, then the following
                                business day

Distribution Date:              4th business day after the Determination
                                Determination Date of each month,
                                commencing in April 2002

Eligible for Underwriters'
Prohibited Transaction
Exemption for ERISA Purposes
(Public Certificates):         Classes A-1, A-2, A-3, A-4, A-5, B, C, D, E and F

DTC (Public Certificates):     Classes A-1, A-2, A-3, A-4, A-5, B, C, D, E and F

Bloomberg:                     Cash flows will be modeled on Bloomberg

Denominations:                                Class
                               -----------------------------------------
                               A-1, A-2, A-3, A-4, A-5, B, C, D, E and F


                                         Minimum Denomination*
                                         ---------------------
                                               $10,000
                                      *Increments $1 thereafter




Lehman Brothers CMBS Index:    All classes will be included in the Lehman
                               Brothers CMBS Index

STRUCTURAL HIGHLIGHTS
===============================================================================

CERTIFICATES

     Offered Certificates

                 Class A-1
                 Class A-2                       Class X-CL(1)
                 Class A-3
                 Class A-4
                 Class A-5
                 Class B
                 Class C                         Class X-CP(2)
                 Class D
                 Class E
                 Class F

     Private, 144A Certificates

                 Class G
                 Class H
                 Class J
                 Class K
                 Class L
                 Class M
                 Class N
                 Class P
                 Class Q
                 Class S
                 Class T


(1) The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered hereby.
(2) Initial notional amount of class X-CP through March 2005. The Class X-CP notional balance will decrease every year thereafter until March 2009 when the class retires.

STRUCTURAL HIGHLIGHTS
===============================================================================

BOND STRUCTURE
o   Sequential pay structure(1)
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)
o Credit enhancement for each class will be provided by the subordinate classes
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

============ ================== ======================== ============ ============= ==================== =============
   Class       Optional Face           Ratings              Credit                       Wtd. Avg.        Principal
                   Amount ($)       (S&P/Moody's)           Support    Description     Life (years)(2)     Window (2)
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
    A-1                                 AAA/Aaa                        Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
    A-2                                 AAA/Aaa                        Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
    A-3                                 AAA/Aaa                        Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
    A-4                                 AAA/Aaa                        Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
    A-5                                 AAA/Aaa                        Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     B                                  AA/Aa2                           Fixed
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     C                                  AA-/Aa3                          Fixed
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     D                                   A+/A1                        Fixed Rate(3)
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     E                                   A/A2                         Fixed Rate(3)
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     F                                   A-/A3                           Fixed
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     G                                 BBB+/Baa1               N/A    Fixed Rate(3)
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     H                                 BBB/Baa2                N/A       WAC(4)
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     J                                 BBB-/Baa3               N/A       WAC(4)
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     K                                  BB+/Ba1                N/A     Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     L                                  BB /Ba2                N/A     Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     M                                  BB-/Ba3                N/A     Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     N                                   B+/B1                 N/A     Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     P                                   B/B2                  N/A     Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     Q                                   B-/B3                 N/A     Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     S                                 CCC/Caa2                N/A     Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
     T                                    NR                   N/A     Fixed Rate
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
   X-CL             (5)                 AAA/Aaa                N/A    Variable IO(8)       (6)               (7)
------------ ------------------ ------------------------ ------------ ------------- -------------------- -------------
   X-CP             (5)                 AAA/Aaa                N/A    Variable IO(8)       (6)               (7)

============ ================== ======================== ============ ============= ==================== =============
  TOTAL:                                  --                    --         --              --                 --
============ ================== ======================== ============ ============= ==================== =============

(1) Except in the case of Class A-2, Class A-3, Class A-4, Class A-5, Class X-CL and Class X-CP which receive interest pro-rata with Class A-1. ___________% of the Principal Distribution Amount to Class A-3 (until such class is retired), and the balance of the Principal Distribution Amount to Class A-1, A-2, and A-4 in numeric sequential order until such class is retired. After Class A-4 is retired, principal up to the Principal Distribution Amount to Class A-5 until such class is retired, unless and until the principal balances of Classes B through T are retired, thereafter, the A Classes receive principal pro rata.
(2) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
(3) For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
(4) "WAC" describes a variable coupon equal, for any distribution date, to the weighted average of certain net interest rates on the underlying mortgage loans.
(5)  Represents the notional amount.
(6)  Represents the weighted average life of the notional amount.
(7)  Represents period over which the notional amount will be reduced to zero.
(8) Class X-CL and X-CP certificates have rights to the excess interest on all underlying mortgage loans.

STRUCTURAL HIGHLIGHTS
===============================================================================


CALL PROTECTION
===============================================================================
                                                               STATISTICAL DATA
-------------------------------------------------------------------------------
Total Loans With Initial Lock-Out                                 100.0% (1)
-------------------------------------------------------------------------------
Loans With Initial Lock-Out & Defeasance Thereafter                93.5% (1)
-------------------------------------------------------------------------------
Loans With Initial Lock-Out & Yield Maintenance Thereafter          6.5% (1)
-------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out(2)                             96.6 months
-------------------------------------------------------------------------------
Weighted Average Open Period                                        2.1 months
===============================================================================
(1)     Percent of initial mortgage pool balance.
(2) Remaining Lock-Out is the total of Remaining Lock-Out Months and Defeasance Period, if applicable.



===============================================================================
OPEN PREPAYMENT PERIOD              NUMBER OF          % OF INITIAL MORTGAGE
AT END OF LOAN(1)                    LOANS                  POOL BALANCE
--------------------------------------------------------------------------------
        None                           27                       11.7%
--------------------------------------------------------------------------------
      1 MONTH                          38                       23.1%
--------------------------------------------------------------------------------
      2 MONTHS                         27                       17.2%
--------------------------------------------------------------------------------
      3 MONTHS                         57                       45.0%
--------------------------------------------------------------------------------
      4 MONTHS                         2                         1.8%
--------------------------------------------------------------------------------
      6 MONTHS                         1                         1.3%
--------------------------------------------------------------------------------
       TOTAL:                         152                      100.0%
===============================================================================
(1) Weighted average open period through maturity of the mortgage loans is two months.

STRUCTURAL HIGHLIGHTS
================================================================================


PREPAYMENT PREMIUMS(1)

==========================================================================================================================
       PREPAYMENT     4/1/02    4/1/03   4/1/04   4/1/05   4/1/06   4/1/07   4/1/08   4/1/09   4/1/10   4/1/11  4/1/12
        PREMIUM
--------------------------------------------------------------------------------------------------------------------------
     LOCK-OUT/DEF.    100.0%    97.6%    95.8%    94.7%    93.3%     93.6%    93.6%    93.5%    97.2%   95.9%   100.0%
--------------------------------------------------------------------------------------------------------------------------
      YIELD MAINT.      -        2.4%     4.2%     5.3%     6.7%     6.4%     5.0%     6.5%     2.8%     2.8%     -
--------------------------------------------------------------------------------------------------------------------------
       SUB-TOTAL      100.0%    100.0%   100.0%   100.0%   100.0%   100.0%    98.5%   100.0%   100.0%   98.7%   100.0%
==========================================================================================================================



==========================================================================================================================
           2%           -         -        -        -        -         -        -        -        -       -       -
--------------------------------------------------------------------------------------------------------------------------
           1%           -         -        -        -        -         -        -        -        -       -       -
--------------------------------------------------------------------------------------------------------------------------
          OPEN          -         -        -        -        -         -      1.5%       -        -      1.3%     -
--------------------------------------------------------------------------------------------------------------------------
         TOTAL        100.0%    100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%  100.0%
==========================================================================================================================

(1)   Each percentage represents percentage of then outstanding balance of mortgage loan pool as of the date shown, assuming no prepayments or defaults and that ARD loans mature and payoff on their respective anticipated repayment dates.


COLLATERAL POOL HIGHLIGHTS
================================================================================



o The pool includes ten mortgage loans (representing 31.1% of the initial mortgage pool balance) which S&P and/or Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o The largest of the Investment Grade Loans are the senior loans in the A/B Note structures described on the following page (the "Fashion Valley Mall A Note" and the "400 Atlantic Street A Note").

o    Summary of the pool composition is as follows:


=====================================================================================================================
                                          Number             Total Principal Balance               % of Total
                                         of Loans               As of Cut-Off Date               Mortgage Pool
---------------------------------------------------------------------------------------------------------------------
Investment Grade Loans
    (Large Loans)                           2                   $257,000,000                          20.4%
---------------------------------------------------------------------------------------------------------------------
Investment Grade Loans(1)                   8                   $135,415,649                          10.7%
   (Conduit Loans)
---------------------------------------------------------------------------------------------------------------------
Other Conduit Loans                        142                  $868,190,844                          68.9%
=====================================================================================================================
    TOTAL:                                 152                $1,260,606,493                         100.0%
=====================================================================================================================


(1) Includes Westfield Portfolio, the subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.

COLLATERAL POOL HIGHLIGHTS
================================================================================

o The Fashion Valley Mall A Note and the 400 Atlantic Street A Note were created by de-leveraging larger balance loans utilizing the A/B Note structure, which Lehman Brothers developed in LBCMT 1999-C2:


[GRAPHIC OMITTED]

                            A Note              AAA/Aaa to AA+/Aa2     LB-UBS
 Fashion Valley                                    Cashflows(1)        2002-C1
   Mall Loan                                                           Trust

                            B Note              AA/Aa3 to BBB+/Baa1     B Note
                                                   Cashflows(2)         Trust

[GRAPHIC OMITTED]

                            A Note              AAA/Aaa to AA-/A2      LB-UBS
 400 Atlantic Street                               Cashflows(3)        2002-C1
        Loan                                                            Trust

                            B Note              A+/A3 to BB+/Ba1        B Note
                                                   Cashflows(4)         Trust


o The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.

o The B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.


(1) S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute to AAA/Aaa through AA+/Aa2 cashflows of the LB-UBS 2002-C1 Trust.
(2) S&P and Moody's have indicated to the Depositor that the B Note proceeds are expected to contribute to AA/Aa3 through BBB+/Baa1 cashflows of the B Note Trust.
(3) S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute to AAA/Aaa through AA-/A2 cashflows of the LB-UBS 2002-C1 Trust.
(4) S&P and Moody's have indicated to the Depositor that the B Note proceeds are expected to contribute to A+/A3 through BB+/Ba1 cashflows of the B Note Trust.

COLLATERAL POOL HIGHLIGHTS
===========================================================================

o    The A Note DSCR and LTV are set forth below:

===========================================================================
                   Fashion Valley Mall(3)       400 Atlantic Street(3)
---------------------------------------------------------------------------
DSCR(1)                    1.95x                        2.38x
---------------------------------------------------------------------------
LTV(2)                     51.2%                        43.5%
---------------------------------------------------------------------------
S&P/Moody's               AA+/Aa2                       AA-/A2
===========================================================================


o    The combined A Note and B Note(4) DSCR and LTV are set forth below:

============================================================================
                  Fashion Valley Mall(3)        400 Atlantic Street(3)
----------------------------------------------------------------------------
DSCR(5)                   1.71x                     1.84x
----------------------------------------------------------------------------
LTV(6)                    60.0%                     58.5%
----------------------------------------------------------------------------
S&P/Moody's             BBB+/Baa1                  BB+/Ba1
============================================================================

(1) Based on underwritten cashflow of $25,883,685 and an actual debt service constant of 7.79% for Fashion Valley Mall and assuming a loan amount that includes the A Note only; based on underwritten cashflow of $16,925,484 million and an actual debt service constant of 8.19% for 400 Atlantic Street and assuming a loan amount that includes the A Note only.
(2) Based on a $332,000,000 appraised value dated as of June 2001 for Fashion Valley Mall and assuming a loan amount that includes the A Note only; based on a $200,000,000 appraised value dated as of October 2001 for 400 Atlantic Street and assuming a loan amount that includes the A Note only.
(3) S&P and Moody's have each confirmed to the Depositor that the respective ratings in this column reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.
(4) B Notes for the Fashion Valley Loan and the 400 Atlantic Street Loan are not included in the LB-UBS 2002-C1 Trust.
(5) Based on underwritten cashflow of $25,883,685 and an actual debt service constant of 7.58% for Fashion Valley Mall and assuming an original loan amount that includes the combined A Note and B Note balance ($200,000,000); based on an underwritten cashflow of $16,925,484 and an actual debt service constant of 7.87% for 400 Atlantic Street and assuming a loan amount that includes the combined A Note and B Note balance ($116,779,310).
(6) Based on a $332,000,000 appraised value dated as of June 2001 for Fashion Valley Mall and assuming an loan amount that includes the combined A Note and B Note balance ($199,123,706); based on a $200,000,000 appraised value dated as of October 2001 for 400 Atlantic Street and assuming a loan amount that includes the combined A Note and B Note balance ($116,779,310).

COLLATERAL POOL HIGHLIGHTS
================================================================================


CONDUIT ORIGINATION PROGRAM

- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively.

- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by a "Big Five" accounting firm).

- Generally, underwriting for hospitality loans include "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items.

- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

- Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

-    Substantially all borrowers are single asset entities

-    Non-consolidation opinions

     o Delivered for substantially all loans with principal balances greater than $15 million

     o 100.0% of the hospitality loans in this transaction have non-consolidation opinions

- Cash management systems affecting approximately 96.5% of the initial mortgage pool balance

     o    Springing lockbox - 51.1% of the initial mortgage pool balance

     o    Hard lockbox - 41.4% of the initial mortgage pool balance(1)

     o    Soft lockbox - 4.0% of the initial mortgage pool balance

(1) Includes lockboxes that are under lender's control and are subject to cash management agreements which require daily or periodic sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

COLLATERAL POOL HIGHLIGHTS
================================================================================


FUNDED ESCROWS (CONDUIT LOANS ONLY)

===============================================================
                               % OF CONDUIT POOL WITH
    ESCROW TYPE(1)                FUNDED ESCROWS(2)
---------------------------------------------------------------
Replacement Reserves                    97.0%
-----------------------------------------------------
Taxes                                   99.8%
-----------------------------------------------------
Insurance                               89.4%(3)
-----------------------------------------------------
TI & LC (Industrial)                    100.0%
-----------------------------------------------------
TI & LC (Retail)                        86.5%
-----------------------------------------------------
TI & LC (Office)                        92.2%
===============================================================


(1) Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit.
(2)  As of the Cut-off-Date.
(3) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

COLLATERAL POOL HIGHLIGHTS
================================================================================


==========================================================================================================
                           GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------------------

Size of Pool                                                                       $1,260,606,493
--------------------------------------------------------------------------------------------------
Contributor of Collateral                                                           Lehman: 53.4%
                                                                                       UBS: 46.6%
--------------------------------------------------------------------------------------------------
Number of Loans                                                                               152
--------------------------------------------------------------------------------------------------
Weighted Average Gross Coupon                                                              7.187%
--------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                                          106 Months
--------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                                         103 Months
--------------------------------------------------------------------------------------------------
Average Balance                                                                        $8,293,464
--------------------------------------------------------------------------------------------------
Average Conduit Balance (excluding the two A Note Loans)                               $6,690,710
--------------------------------------------------------------------------------------------------
Largest Loan                                                                         $170,000,000
--------------------------------------------------------------------------------------------------
Largest Conduit Loan                                                                  $41,199,970
--------------------------------------------------------------------------------------------------
WA U/W DSCR(2)                                                                              1.56x
--------------------------------------------------------------------------------------------------
WA LTV(2)                                                                                   65.0%
--------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)                                                                57.0%
--------------------------------------------------------------------------------------------------
Geographic Diversity                                       35 states and the District of Columbia
------------------------------------------------------------------------------------------------------
Balloon and/or ARD Loans                                                                      100%
======================================================================================================


(1) Assumes ARD loans are paid in full on their respective anticipated repayment dates.

(2) Includes total collateral pool. The conduit-only credit characteristics are as follows: WA U/W DSCR: 1.42x; WA LTV: 69.2%; WA LTV at Maturity/ARD:
     60.9%.

COLLATERAL POOL HIGHLIGHTS
===============================================================================


PROPERTY TYPE

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and the Investment Grade Loans comprise 93.0% of the initial mortgage pool balance.

o Investment Grade Loans comprise approximately 31.1% of the initial mortgage pool balance.

o 100% of the mortgage loans secured by regional malls have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

================================================================================
                                  PROPERTY TYPE
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

[Pie Chart]

MULTIFAMILY                18.1%
OFFICE                     32.1%
REGIONAL MALL              15.2%
ANCHORED RETAIL            18.4%
UNANCHORED RETAIL           3.4%
HOTEL                       1.7%
INDUSTRIAL/WAREHOUSE        5.3%
SELF STORAGE                5.9%
================================================================================

(1)     Includes 1.7% Mobile Home Park.

COLLATERAL POOL HIGHLIGHTS
================================================================================


GEOGRAPHIC DIVERSITY

o The loans are secured by properties located in 35 states and the District of Columbia.

o    The states with the largest concentration are California and Texas.

o 65.6% of the properties in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.


 =============================================================================
                               STATE DISTRIBUTION
 -----------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

[Pie Chart]

     CA            29.1%
     VA             2.9%
     TX             9.7%
     FL             7.9%
     CT             7.6%
     NC             3.1%
     MD             7.4%
     OTHER         14.8%
     NV             6.7%
     LA             4.0%
     NY             6.9%
 =============================================================================

COLLATERAL POOL HIGHLIGHTS
===============================================================================


CUT-OFF DATE LOAN SIZE DIVERSITY

o    152 mortgage loans

o    Average loan size: $8,293,464 ($6,690,710 excluding the two A Notes)

o The largest loan comprises 13.5% of the initial mortgage pool balance (4.1% excluding the two A Notes)



  ===========================================================================
                       CUT-OFF DATE LOAN SIZE DISTRIBUTION
  ---------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

[Bar Chart]

         $ MILLIONS                #  of Loans
        <$2                 3.1%      30
        $2 - $6            16.8%      65
        $6 - $10           14.0%      24
        $10 - $14          11.0%      12
        $14 - $18          10.0%       8
        $18 - $40          21.4%      10
        $40 - $60           3.3%       1
        $60 - $100          6.9%       1
        >$100              13.5%       1

COLLATERAL POOL HIGHLIGHTS
===============================================================================


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o     Weighted average underwritten debt service coverage ratio of 1.56x

===============================================================================
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
====================================================================
Property Type             % of Pool     WA U/W DSCR     Min/Max U/W DSCR
---------------------------------------------------------------------------
RETAIL                      37.0%           1.61x         1.25x - 2.30x
--------------------------------------------------------------------------
     Regional Mall          15.2%           1.91x         1.60x - 1.95x
--------------------------------------------------------------------------
     Anchored               18.4%           1.38x         1.25x - 1.69x
--------------------------------------------------------------------------
     Unanchored              3.4%           1.50x         1.26x - 2.30x
--------------------------------------------------------------------------
OFFICE                      32.1%           1.61x         1.20x - 2.50x
--------------------------------------------------------------------------
MULTIFAMILY(1)              18.1%           1.37X         1.14X - 1.63X
--------------------------------------------------------------------------
SELF STORAGE                 5.9%           1.71X         1.28X - 1.93X
--------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE         5.3%           1.39X         1.24X - 1.72X
--------------------------------------------------------------------------
HOTEL                        1.7%           1.50X         1.50X - 1.50X
--------------------------------------------------------------------------
TOTAL:                     100.0%           1.56X         1.14X - 2.50X

===============================================================================

                                [GRAPHIC OMITTED]

[Bar Chart]

                                       # of Loans
        <1.19x                 0.3%        1
        1.20x - 1.24x          1.8%        4
        1.25x - 1.29x         14.6%       29
        1.30x - 1.40x         32.3%       59
        1.40x - 1.50x          9.5%       23
        1.50x - 1.60x          8.1%       17
        1.60x - 1.70x          7.5%        8
        1.70x - 1.80x          2.2%        3
        1.80x - 2.00x         16.3%        4
        >2.00x                 7.5%        4


===============================================================================

(1)     Includes 1.7% Mobile Home Park.

COLLATERAL POOL HIGHLIGHTS
===============================================================================



CUT-OFF DATE LOAN TO VALUE RATIO

o   Weighted average loan to value of 65.0%

o   Weighted average loan to value at maturity or ARD(1) of 57.0%


 ==============================================================================
                      CUT-OFF DATE LOAN TO VALUE RATIO(1)
 ------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]
 ==============================================================================




[Bar Chart]

                                      # of Loans
        35% - 45%            9.8%        4
        45% - 55%           20.5%        9
        55% - 60%            3.1%        6
        60% - 65%            8.1%       10
        65% - 70%           10.8%       22
        70% - 75%           21.7%       52
        75% - 80%           25.9%       49


 ==============================================================================
(1)  Assumes ARD loans are paid in full on their anticipated repayment dates.

SIGNIFICANT MORTGAGE LOANS
===============================================================================



INVESTMENT GRADE LARGE LOANS


================================================================================================================================
                                    A/B LOANS
================================================================================================================================
     PROPERTY NAME              PROPERTY          CUT-OFF DATE    % OF INITIAL        U/W         LTV(2)      S&P/MOODY'S (3)
                                   TYPE             BALANCE         MORTGAGE         DSCR (1)
                                                                   POOL BALANCE
--------------------------------------------------------------------------------------------------------------------------------
Fashion Valley Mall(4)          Regional Mall     $170,000,000          13.5%          1.95x       51.2%         AA+/Aa2
--------------------------------------------------------------------------------------------------------------------------------
400 Atlantic Street (4)           Office           $87,000,000           6.9%          2.38x       43.5%         AA-/A2
--------------------------------------------------------------------------------------------------------------------------------
  TOTALS / WEIGHTED AVERAGE:        -             $257,000,000          20.4%          2.10X       48.6%            -
--------------------------------------------------------------------------------------------------------------------------------
===============================================================================================================================


(1)  Calculated based on underwritten net cashflow and actual debt constant.
(2) Calculated based on the Cut-Off Date principal balance and related appraised value.
(3) S&P and Moody's have confirmed to the Depositor that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
(4)  A Note only.

SIGNIFICANT MORTGAGE LOANS
===============================================================================




FASHION VALLEY MALL
--------------------------------------------------------------------------------
A Note Cut-Off Date Balance:       $170,000,000
--------------------------------------------------------------------------------
Interest Rate(1):                  6.500%
--------------------------------------------------------------------------------
Anticipated Repayment Date:        10/11/2008
--------------------------------------------------------------------------------
Maturity Date:                     10/11/2031
--------------------------------------------------------------------------------
Term to ARD                        7 years
--------------------------------------------------------------------------------
Amortization:                      30 years
--------------------------------------------------------------------------------
Sponsor:                           Simon Property Group and Prime Property Fund
--------------------------------------------------------------------------------
Property(2):                       Super-regional mall with 1,710,035 square
                                   feet of gross leaseable area
--------------------------------------------------------------------------------
Location:                          San Diego, CA
--------------------------------------------------------------------------------
Year Built:                        1969; expanded & renovated 1981, 1997
--------------------------------------------------------------------------------
2001 In-Line Sales/SF:             $563
--------------------------------------------------------------------------------
2001 In-Line Cost of Occupancy:    9.6%
--------------------------------------------------------------------------------
Anchors(3):                        Neiman Marcus (105,144 square feet;
                                   credit rating of BBB/Baa2), Saks Fifth
                                   Avenue (80,000 square feet; credit
                                   rating of BB/B1), Nordstrom (220,486
                                   square feet; credit rating of A-/Baa1),
                                   Robinsons-May (201,502 square feet;
                                   credit rating of A+/A1), Macy's
                                   (196,120 square feet; credit rating
                                   of BBB+/Baa1), JC Penney (250,053
                                   square feet; credit rating of BBB-/Baa3)
--------------------------------------------------------------------------------
2000 Anchor Sales/SF(4):           Neiman Marcus $408; Saks Fifth Avenue
                                   $239; Nordstrom $465; Robinsons-May
                                   $257; Macy's $280; JC Penney $160




(1) Weighted average interest rate for the Fashion Valley Mall Loan A Note and the Companion Note.
(2) Collateral square feet securing the Fashion Valley Mortgaged Property totals 736,730 square feet.
(3) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.
(4) With the exception of Saks Fifth Avenue which reports its sales, anchor sales are estimates provided by the Borrower.

SIGNIFICANT MORTGAGE LOANS
===============================================================================


FASHION VALLEY MALL (CONT.)
-------------------------------------------------------------------------------
National In-Line Tenants:  Tenant             Square Footage   Lease End Date
                           ------             ---------------  --------------
-------------------------------------------------------------------------------
                           Crate & Barrel              10,400       6/30/2006
-------------------------------------------------------------------------------
                           Brooks Brothers              8,911       3/31/2008
-------------------------------------------------------------------------------
                           Tiffany & Company            6,315      12/31/2007
-------------------------------------------------------------------------------
                           Coach                        1,661       1/31/2003
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Overall Occupancy:         99.6%
-------------------------------------------------------------------------------
Appraised Value (1):       $332,000,000
-------------------------------------------------------------------------------
LTV (A Note)(2):           51.2%
-------------------------------------------------------------------------------
U/W DSCR (A Note)(3):      1.95x
-------------------------------------------------------------------------------
Reserves:                  On-going tax escrow.  Insurance escrow is
                           required only if insurance is no longer carried
                           under Sponsor's blanket policy.
-------------------------------------------------------------------------------
Lockbox:                   Springing
-------------------------------------------------------------------------------
Prepayment:                Defeasance permitted beginning two years after
                           securitization.  Prepayment without penalty
                           allowed starting three months prior to ARD.
-------------------------------------------------------------------------------
B Note:                    $29,123,706 million subordinated B Note will be
                           offered in a separate private placement.  The B
                           Note does not receive principal until the A Note is paid in full.



(1)  Based on third-party appraisal dated as of June 2001.
(2)  As of the Cut-Off Date.
(3) Calculated based on underwritten net cash flow of $25,883,685 and actual debt constant of 7.79%.

SIGNIFICANT MORTGAGE LOANS
===============================================================================




400 ATLANTIC STREET


-----------------------------------------------------------------------------------------------------
A Note Cut-Off Date Balance:    $87,000,000
-----------------------------------------------------------------------------------------------------
Interest Rate(1):               6.837%
-----------------------------------------------------------------------------------------------------
Maturity Date:                  1/11/2012
-----------------------------------------------------------------------------------------------------
Term to Maturity:               10 years
-----------------------------------------------------------------------------------------------------
Amortization:                   30 years with additional $4.7 million of amortization in months
                                60-120 to the extent of excess cash flow.
-----------------------------------------------------------------------------------------------------
Sponsor:                        Alan Landis, Scott Lawlor
-----------------------------------------------------------------------------------------------------
Property:                       491,203 square foot, 15-story Class-A office building with parking decks totaling 908 spaces
-----------------------------------------------------------------------------------------------------
Location:                       Stamford, Connecticut
-----------------------------------------------------------------------------------------------------
Year Built:                     1980/ renovated 2001
-----------------------------------------------------------------------------------------------------
Occupancy:                      100%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Major Tenants    Tenant                 Approximate %    Square     Lease End       Ratings
                                        of Base Rent     Footage    Date         (S&P/Moody's)
                 ------                 -------------------------------------------------------
----------------------------------------------------------------------------------------------------
                 American Express            40%         192,638    9/30/2011(2)    A+/A1
----------------------------------------------------------------------------------------------------
                 International Paper         28%         132,004   12/3/12015      BBB/Baa2
----------------------------------------------------------------------------------------------------
                 UBS                         16%          73,564    9/30/2007       AA+/Aa2
----------------------------------------------------------------------------------------------------
                 Abbey National              3%           17,580    6/30/2008       AA/Aa2
----------------------------------------------------------------------------------------------------
                 Quick & Reilly             .9%            4,615    7/31/2011        NA(3)
----------------------------------------------------------------------------------------------------
                 Met Life Insurance         .5%            4,108   10/31/2002        A/A1


(1) Weighted average interest rate for the 400 Atlantic Street A Note and the Companion Loan.
(2)  American Express has the right to terminate 9/30/2008.
(3) A subsidiary of FleetBoston Financial Corporation (rated A/A1 by S&P and Moody's, respectively).

SIGNIFICANT MORTGAGE LOANS
===============================================================================


400 ATLANTIC STREET (CONT.)

--------------------------------------------------------------------------------
Appraised Value(1):  $200,000,000
--------------------------------------------------------------------------------
LTV(2):              43.5%
--------------------------------------------------------------------------------
U/W DSCR(3):         2.38x
--------------------------------------------------------------------------------
Reserves:            On-going for taxes, insurance, replacement, Capex and
                     TI/LC reserves. An $8.5 million lease termination
                     payment and total excess cash flow sweep in the event
                     American Express exercises its 2008 termination option
                     (requires 18 months notice).
--------------------------------------------------------------------------------
Lockbox:             Hard
--------------------------------------------------------------------------------
Prepayment:          Defeasance permitted beginning two years after
                     securitization.  Prepayment without penalty permitted two
                     months prior to maturity.
--------------------------------------------------------------------------------
B Note:              $29,779,310 subordinated B Note will be offered in a
                     separate private placement.  The B Note does not receive
                     principal until the A Note is paid in full.
--------------------------------------------------------------------------------
Mezzanine Loan:      Mezzanine debt in the amount of approximately $27 million, which is fully amortizing during the term of this loan and is subject to an Intercreditor Agreement which complies with rating agency guidelines.


(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of the Cut-Off Date.
(3) Calculated based on underwritten net cash flow of $16,925,484 and actual debt constant of 8.19%.

SIGNIFICANT MORTGAGE LOANS
===============================================================================


OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS



===================================================================================================================================
                     INVESTMENT GRADE CONDUIT MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
                NAME            PROPERTY      CUT-OFF DATE        % OF INITIAL
                                  TYPE          BALANCE           MORTGAGE POOL        U/W             LTV(2)     S&P/MOODY'S (3)
                                                                     BALANCE         DSCR (1)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
U-Haul Portfolio(4)             Self-Storage      $50,418,599          4.0%          1.84x             54.8%           BBB-/Baa1
-----------------------------------------------------------------------------------------------------------------------------------
235 Second Street               Office            $32,500,000          2.6%          1.41x             36.5%           BBB/Aa3
-----------------------------------------------------------------------------------------------------------------------------------
Westfield Portfolio(5)          Regional Mall     $30,066,418          2.4%          1.60x(6)          54.2%(7)       BBB/Baa2
-----------------------------------------------------------------------------------------------------------------------------------
Lakeside at Loudon I & II(8)     Office           $22,430,632          1.8%          1.67x             60.3%          BBB-/Baa3
-----------------------------------------------------------------------------------------------------------------------------------
  TOTALS/WTD. AVG.:              -----           $135,415,649         10.7%          1.66X             51.3%            -----
===================================================================================================================================



(1)   Calculated based on underwritten net cashflow and actual debt constant.
(2)   Calculated based on Cut-Off Date balance and related appraised value.
(3) S&P and Moody's have confirmed that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
(4) Consists of four cross-collateralized and cross-defaulted multiple property loans (U-Haul A: $12,945,100; U-Haul B: $14,583,455; U-Haul C: $11,397,598;
     U-Haul D: $11,492,445).
(5) Subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.
(6) Calculated based an underwritten net cash flow of $18,593,037 and assuming an annual debt service of $11,588,856.
(7) Calculated based an appraisedl value of $235,000,000 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(8)  Consists of two cross-collateralized and cross-defaulted loans (Lakeside I:
     $9,769,787; Lakeside II: $12,660,846).

SIGNIFICANT MORTGAGE LOANS
===============================================================================


U-HAUL PORTFOLIO(1)

--------------------------------------------------------------------------------
Cut-Off Date Balance:                  $50,418,599
--------------------------------------------------------------------------------
Interest Rate:                         7.820%
--------------------------------------------------------------------------------
Anticipated Repayment Date ("ARD"):    1/11/2012
--------------------------------------------------------------------------------
Maturity Date:                         1/11/2032
--------------------------------------------------------------------------------
Term to ARD:                           10 years
--------------------------------------------------------------------------------
Amortization:                          30 years
--------------------------------------------------------------------------------
Sponsor:                               SAC Holding Corporation
--------------------------------------------------------------------------------
Property:                              37 self-storage properties containing
                                       16,250 self-storage units with
                                       approximately 1,371,970 rentable
                                       square feet
--------------------------------------------------------------------------------
Location:                              20 states including five in California
                                       and seven in Texas
--------------------------------------------------------------------------------
Years Built:                           Various
--------------------------------------------------------------------------------
Overall Occupancy:                     84.7%(2)
--------------------------------------------------------------------------------
Appraised Value(3):                    $91,940,000
--------------------------------------------------------------------------------
LTV(4):                                54.8%
--------------------------------------------------------------------------------
U/W DSCR(5):                           1.84x
--------------------------------------------------------------------------------
Reserves:                              On-going for taxes, insurance and
                                       replacement reserves
--------------------------------------------------------------------------------
Lockbox:                               Soft (Daily receipts are collected by an
                                       affiliated property manager and
                                       deposited within one business day into a
                                       clearing account controlled by the
                                       lender).
--------------------------------------------------------------------------------
Prepayment:                            Defeasance permitted two years after
                                       securitization.  Prepayment without
                                       penalty allowed starting three months
                                       prior to maturity.



(1) Consists of four cross-collateralized and cross-defaulted multiple property loans (U-Haul A: $12,945,100; U-Haul B: $14,583,455; U-Haul C: $11,397,598;
     U-Haul D: $11,492,445).
(2)  Weighted average occupancy.
(3) Combined appraised values based on third-party appraisals dated as of October 2001 through December 2001.
(4) As of the Cut-Off Date calculated based on total loan proceeds of the combined appraised values.
(5)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
===============================================================================



235 SECOND STREET

--------------------------------------------------------------------------------
Cut-Off Date Balance:            $32,500,000
--------------------------------------------------------------------------------
Interest Rate:                   7.940%
--------------------------------------------------------------------------------
Anticipated Repayment Date:      4/11/2012
--------------------------------------------------------------------------------
Maturity Date:                   4/11/2017
--------------------------------------------------------------------------------
Term to Maturity:                10 years
--------------------------------------------------------------------------------
Amortization:                    15 years
--------------------------------------------------------------------------------
Sponsor:                         Mr. and Mrs. Robert Birmingham (75%) and the
                                 DeSilva Group (25%)
--------------------------------------------------------------------------------
Property:                        Seven-story, Class-A office building
                                 containing 283,416 square feet
--------------------------------------------------------------------------------
Location:                        San Francisco, California
--------------------------------------------------------------------------------
Year Built:                      1912/ renovated 2001
--------------------------------------------------------------------------------
Occupancy:                       100%
--------------------------------------------------------------------------------
Tenant:                          CNET Networks Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Appraised Value(1):              $89,100,000
--------------------------------------------------------------------------------
LTV(2):                          36.5%
--------------------------------------------------------------------------------
U/W DSCR(3):                     1.41x
--------------------------------------------------------------------------------
Reserves:                        On-going for taxes, insurance, replacement
                                 reserves and TI/LCs.
--------------------------------------------------------------------------------
Lockbox:                         Hard
--------------------------------------------------------------------------------
Prepayment:                      Defeasance permitted beginning two years after
                                 securitization. Prepayment without penalty
                                 allowed starting 30 days prior to maturity.
--------------------------------------------------------------------------------
Mezzanine Loan:                  Mezzanine debt in the amount of approximately
                                 $14.5 million, which is fully amortizing during the term of this loan and is subject to an Intercreditor Agreement which complies with rating agency guidelines.


(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of the Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
===============================================================================


WESTFIELD PORTFOLIO(1)

-------------------------------------------------------------------------------
B Note Cut-Off Date Balance:       $30,066,418
-------------------------------------------------------------------------------
Interest Rate:                     7.820%(2)
-------------------------------------------------------------------------------
Anticipated Repayment Date:        12/11/2009
-------------------------------------------------------------------------------
Maturity Date:                     12/11/2029
-------------------------------------------------------------------------------
Term to ARD                        10 years
-------------------------------------------------------------------------------
Amortization:                      30 years
-------------------------------------------------------------------------------
Sponsor:                           Westfield America
-------------------------------------------------------------------------------
Property:                          Downtown Plaza is a regional mall with
                                   1,187,648 square feet of gross leasable
                                   area. Eastland Center is a 876,158 square
                                   foot power center.
-------------------------------------------------------------------------------
Location:                          Downtown Plaza: Sacramento, California
                                   Eastland Center: West Covina, California
-------------------------------------------------------------------------------
Year Built:                        Downtown Plaza: 1971; renovated 1993
                                   Eastland Center: 1957; expanded and
                                   renovated 1996, 2001
-------------------------------------------------------------------------------
2001 In-Line Sales/SF:             Downtown Plaza: $331
                                   Eastland Center: $290
-------------------------------------------------------------------------------
2001 In-Line Occupancy Cost:       Downtown Plaza: 14.9%
                                   Eastland Center: 7.2%




(1) Subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.
(2)  Based on the weighted average coupon.

SIGNIFICANT MORTGAGE LOANS
===============================================================================




WESTFIELD PORTFOLIO (CONT.)

--------------------------------------------------------------------------------
Anchors(1):                         Downtown Plaza: Macy's (332,500 square feet;
                                    credit rating of BBB+/Baa1), Macy's Men &
                                    Furniture (171,000 square feet; credit
                                    rating of BBB+/Baa1), California Department of Education (186,569 square feet; office tenant)

                                    Eastland Center: Target (122,000 square
                                    feet; credit rating A+/A2), Burlington Coat
                                    Factory (100,000 square feet); Mervyn's
                                    (79,800 square feet; credit rating A+/A2)
                                    and Circuit City (33,471 square feet)
--------------------------------------------------------------------------------
2001 Anchor Sales/SF:               Downtown Plaza: Macy's and Macy's Men and
                                    Furniture: $88 million (total store sales)

                                    Eastland Center: Target: $338; Burlington
                                    Coat Factory: $91; Mervyn's: $294; Circuit
                                    City (recently opened)
--------------------------------------------------------------------------------
Overall Occupancy:                  97.8%(2)
--------------------------------------------------------------------------------
Appraised Value (3):                $235,000,000
--------------------------------------------------------------------------------
LTV(4):                             54.2%
--------------------------------------------------------------------------------
U/W DSCR(5):                        1.60x
--------------------------------------------------------------------------------
Reserves:                           Reserves for TI/LCs and operating expenses
                                    if DSCR falls below 1.25x or upon event of
                                    default.
--------------------------------------------------------------------------------
Lockbox:                            Hard
--------------------------------------------------------------------------------
Prepayment:                         Prepayment with yield maintenance permitted
                                    on or after December 11, 2002. Defeasance permitted two years after securitization.
                                    Prepayment without penalty permitted three months prior to maturity.


(1) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated
(2)  Weighted average occupancy.
(3)  Based on third-party appraisal dated as of March 2002.
(4) Calculated based on an appraised value of $235,000,000 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(5) Calculated based an underwritten net cash flow of $18,593,037 and assuming an annual debt service of $11,588,856.

SIGNIFICANT MORTGAGE LOANS
==============================================================================


LAKESIDE AT LOUDON I & II(1)

--------------------------------------------------------------------------------
Cut-Off Date Balance:               $22,430,633
--------------------------------------------------------------------------------
Interest Rate:                      7.350%
--------------------------------------------------------------------------------
Anticipated Repayment Date ("ARD"): 11/11/2011
--------------------------------------------------------------------------------
Maturity Date:                      11/11/2031
--------------------------------------------------------------------------------
Term to ARD:                        10 years
--------------------------------------------------------------------------------
Amortization:                       30 years
--------------------------------------------------------------------------------
Sponsor:                            Buchanan Partners, LLC and Stone Hedge
                                    Investments
--------------------------------------------------------------------------------
Property:                           Two adjacent Class A office properties
                                    totaling over 203,750 square feet
--------------------------------------------------------------------------------
Location:                           Sterling, Virginia (Loudon County)
--------------------------------------------------------------------------------
Year Built:                         1999 (Building I) and 2000 (Building II)
--------------------------------------------------------------------------------
Occupancy:                          100%(2)
--------------------------------------------------------------------------------
Major Tenants:                      Building I: Cigital (40,014 sf; 22.2%
                                    revenue); Alpha Construction (13,737 sf;
                                    7.6% revenue); Orbital Science (13,394 sf;
                                    7.4% revenue); Washington Radiology (11,961 sf; 4.9% revenue).

                                    Building II: Verisign (101,875 sf; 44.1% revenue).



(1)  Consists of two cross-collateralized and cross-defaulted loans (Lakeside I:
     $9,769,787; Lakeside II: $12,660,846).
(2)  Weighted average occupancy.
(3)  Calculated based on percentage of revenue of both buildings combined.

SIGNIFICANT MORTGAGE LOANS





LAKESIDE AT LOUDON I & II (CONT.)
--------------------------------------------------------------------------------
Appraised Value(1):                 $37,200,000
--------------------------------------------------------------------------------
LTV(2):                             60.3%
--------------------------------------------------------------------------------
U/W DSCR(3):                        1.67x
--------------------------------------------------------------------------------
Reserves:                           $500,000 up-front for TI/LCs. On-going for
                                    taxes, insurance, replacement reserves and
                                    TI/LCs.
--------------------------------------------------------------------------------
Lockbox:                            Hard
--------------------------------------------------------------------------------
Prepayment:                         Prepayment with yield maintenance permitted
                                    two years after securitization. Prepayment without penalty allowed starting four months prior to the Anticipated Repayment Date.




(1) Combined appraised values based on third-party appraisal dated as of July 2001.
(2) As of the Cut-Off Date calculated based on total loan proceeds of the combined appraised values.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
==============================================================================


OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS


=========================================================================================================================
                                              OTHER SIGNIFICANT MORTGAGE LOANS
=========================================================================================================================

    NAME                             PROPERTY           CUT-OFF DATE      % OF INITIAL            U/W
                                         TYPE             BALANCE         MORTGAGE POOL          DSCR(1)      LTV(2)
                                                                             BALANCE
=========================================================================================================================

Tanamera Apartments                    Multifamily         $41,199,970        3.3%               1.35x       72.2%
-------------------------------------------------------------------------------------------------------------------------
First Bank and Trust Center             Office             $39,850,496        3.2%               1.64x       64.5%
-------------------------------------------------------------------------------------------------------------------------
260 Eleventh Avenue                     Office             $35,912,633        2.8%               1.33x       69.1%
-------------------------------------------------------------------------------------------------------------------------
  TOTALS/WTD. AVG.:                       -----           $116,963,099        9.3%               1.44X       68.6%
=========================================================================================================================



(1)   Calculated based on underwritten net cashflow and actual debt constant.
(2)   Calculated based on Cut-Off Date balance and related appraised value.

SIGNIFICANT MORTGAGE LOANS





TANAMERA APARTMENTS

--------------------------------------------------------------------------------
Cut-Off Date Balance:               $41,199,970
--------------------------------------------------------------------------------
Interest Rate:                      6.960%
--------------------------------------------------------------------------------
Maturity Date:                      2/11/2012
--------------------------------------------------------------------------------
Term to Maturity:                   10 years
--------------------------------------------------------------------------------
Amortization:                       30 years
--------------------------------------------------------------------------------
Sponsor:                            Thomas Hantges and Joseph Milanowski,
                                    President and CEO, respectively of USA
                                    Capital
--------------------------------------------------------------------------------
Property:                           Luxury apartment complex comprising 440
                                    units in 55 two-story buildings
--------------------------------------------------------------------------------
Location:                           Reno, Nevada
--------------------------------------------------------------------------------
Years Built:                        1999/2000
--------------------------------------------------------------------------------
Overall Occupancy:                  90%
--------------------------------------------------------------------------------
Appraised Value(1):                 $57,100,000
--------------------------------------------------------------------------------
LTV(2):                             72.2%
--------------------------------------------------------------------------------
U/W DSCR(3):                        1.35x
--------------------------------------------------------------------------------
Reserves:                           On-going for taxes, insurance. Capex reserve
                                    of $146 per unit.
--------------------------------------------------------------------------------
Lockbox:                            Hard
--------------------------------------------------------------------------------
Prepayment:                         Defeasance permitted beginning four years
                                    after loan origination. Prepayment without penalty allowed starting one month prior to maturity.




(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of the Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
===============================================================================


FIRST BANK AND TRUST CENTER

--------------------------------------------------------------------------------
Cut-Off Date Balance:               $39,850,496
--------------------------------------------------------------------------------
Interest Rate:                      7.250%
--------------------------------------------------------------------------------
Anticipated Repayment Date ("ARD"): 10/11/2011
--------------------------------------------------------------------------------
Maturity Date:                      10/11/2031
--------------------------------------------------------------------------------
Term to ARD:                        10 years
--------------------------------------------------------------------------------
Amortization:                       30 years
--------------------------------------------------------------------------------
Sponsor:                            Joseph C. Canizaro
--------------------------------------------------------------------------------
Property:                           454,908 square foot, 22-story, Class A
                                    office building with a six-story parking
                                    garage with 1,917 spaces
--------------------------------------------------------------------------------
Location:                           Metairie, Louisiana (five miles west of
                                    downtown New Orleans)
--------------------------------------------------------------------------------
Year Built:                         1986; renovated 1996
--------------------------------------------------------------------------------
Occupancy:                          93.1%
--------------------------------------------------------------------------------

Major Tenants  Tenant                  Square Feet  % of Revenue  Lease End Date
               ------                  -----------  ------------  --------------

               Ochsner Health Plan       86,075       19.7%         5/31/2008

               University of Phoenix     43,010        9.8%         3/31/2004

SIGNIFICANT MORTGAGE LOANS
===============================================================================


FIRST BANK AND TRUST CENTER (CONT.)

-------------------------------------------------------------------------------
Appraised Value(1):                 $61,750,000
-------------------------------------------------------------------------------
LTV(2):                             64.5%
-------------------------------------------------------------------------------
U/W DSCR(3):                        1.64x
-------------------------------------------------------------------------------
Reserves:                           Upfront and on-going reserves for taxes,
                                    insurance, replacement reserves and TI/LCs.
-------------------------------------------------------------------------------
Lockbox:                            Hard
-------------------------------------------------------------------------------
Prepayment:                         Defeasance permitted beginning two years
                                    after securitization. Prepayment without penalty allowed starting three months prior to maturity.



(1)  Based on third-party appraisal dated as of January 2002.
(2)  As of the Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
===============================================================================




260 ELEVENTH AVENUE

--------------------------------------------------------------------------------
Cut-Off Date Balance:               $35,912,633
--------------------------------------------------------------------------------
Interest Rate:                      7.700%
--------------------------------------------------------------------------------
Anticipated Repayment Date ("ARD"): 1/11/2013
--------------------------------------------------------------------------------
Maturity Date:                      1/11/2027
--------------------------------------------------------------------------------
Term to ARD:                        11 years
--------------------------------------------------------------------------------
Amortization:                       25 years
--------------------------------------------------------------------------------
Sponsor:                            Harry Feldman, Jules Demchick and David
                                    Feinberg
--------------------------------------------------------------------------------
Property:                           Seven-story office building and a six-story
                                    office building inter-connected to form one
                                    complex with a combined 209,600 rentable
                                    square feet.
--------------------------------------------------------------------------------
Location:                           New York, New York
--------------------------------------------------------------------------------
Years Built:                        1911/1940; renovated 2002
--------------------------------------------------------------------------------
Occupancy:                          100%
--------------------------------------------------------------------------------
Major Tenants Tenant                   Square Feet  % of Revenue  Lease End Date
              -------                  -----------  ------------  --------------
              City of New York's Human
              Resources Administration    200,000       98.0%      10/31/2021(1)

              Chelsea Motor Rental          9,600        2.0%       1/31/2003



(1)    City of New York has the right to terminate the lease on 11/1/2013.

SIGNIFICANT MORTGAGE LOANS
===============================================================================




260 ELEVENTH AVENUE (CONT).

--------------------------------------------------------------------------------
Appraised Value(1):          $52,000,000
--------------------------------------------------------------------------------
LTV(2):                      69.1%
--------------------------------------------------------------------------------
U/W DSCR(3):                 1.33x
--------------------------------------------------------------------------------

Reserves:                    On-going for taxes, insurance, replacement reserves
                             and TI/LCs. Additional reserves are collected if New York City gives notice that it is exercising its termination option in the 12th year of lease term.

--------------------------------------------------------------------------------
Lockbox:                     Hard
--------------------------------------------------------------------------------

Prepayment:                  Defeasance permitted beginning two years after
                             securitization. Prepayment without penalty allowed starting three months prior to maturity.




(1)  Based on third-party appraisal dated as of December 2001.
(2)  As of the Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SUMMARY POINTS





O    Weighted average DSCR of 1.56x; weighted average Cut-Off Date LTV of 65.0%.

O The significant loans discussed in this presentation have a weighted average DSCR of 1.83x and a weighted average Cut-Off Date LTV of 53.9% and collectively represent 40.4% of the initial mortgage pool balance.

O Investment Grade Loans collectively represent 31.1% of initial mortgage pool balance.

O Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and Investment Grade Loans comprise 93.0% of the initial mortgage pool balance.

O Geographically diversified with properties located in 35 states and the District of Columbia.

O 97.0% of the conduit loans have ongoing reserves for replacements and 99.8% for taxes and 89.4% of such loans have ongoing reserves for insurance.(2)

O    96.5% of the initial mortgage pool balance have cash management systems.

O Established relationship between UBS Warburg and Lehman Brothers - this transaction marks the 7th consecutive LB-UBS conduit transaction since early 2000.



(1)  Includes 1.7% Mobile Home Park.

(2) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

INVESTOR REPORTING
===============================================================================



Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.



          NAME OF REPORT                          DESCRIPTION (INFORMATION PROVIDED)
          ---------------------------             ---------------------------------------

1         Distribution Date Statements            principal and interest distributions, principal balances
-----------------------------------------------------------------------------------------------------------------
2         Mortgage Loan Status Report             portfolio stratifications
-----------------------------------------------------------------------------------------------------------------
3         Comparative Financial Status Report     revenue, NOI, DSCR to the extent available
-----------------------------------------------------------------------------------------------------------------
4         Delinquent Loan Status Report           listing of delinquent mortgage loans
-----------------------------------------------------------------------------------------------------------------
5         Historical Loan Modification Report     information on modified mortgage loans
-----------------------------------------------------------------------------------------------------------------
6         Historical Liquidation Report           net liquidation proceeds and realized losses
-----------------------------------------------------------------------------------------------------------------
7         REO Status Report                       NOI and value of REO
-----------------------------------------------------------------------------------------------------------------
8         Servicer Watch List                     listing of loans in jeopardy of becoming specially serviced
-----------------------------------------------------------------------------------------------------------------
9         Loan Payoff Notification Report         listing of loans that have given notice of intent to payoff


TIMELINE
===============================================================================



DATE                           EVENT
--------------------------------------------------------------------------------
Week of March 11, 2002         Structural & Collateral Term Sheets and Presale
                               Reports Available/Road Shows/ Investor Calls/
                               Red Herrings Available
--------------------------------------------------------------------------------
On or about March 18, 2002     Pricing
--------------------------------------------------------------------------------
Week of March 25, 2002         Closing
--------------------------------------------------------------------------------